SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Neiman Funds (Name of Registrant as Specified in Its Charter) ___________________________________________________________ (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Neiman Funds 305 Spindrift Drive Williamsville, New York 14221 (716) 568-8566

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held [____], 2018

Dear Shareholders:

The Board of Trustees of Neiman Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Neiman Large Cap Value Fund, Neiman Balanced Allocation Fund, and Neiman Opportunities Fund (each a "Fund" and together the "Funds"), to be held at the offices of the Trust's transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, on [_____], 2018 at 1:00 p.m., Eastern time. The special meeting of the shareholders will be held for the following purposes:

Proposals			Recommendation of
the Board of Trustees
1	.	To approve a new management agreement between Neiman Funds, on	FOR
behalf of the Neiman Large Cap Value Fund, Neiman Balanced Allocation
Fund, and Neiman Opportunities Fund, and Neiman Funds Management
LLC, each Fund's current investment adviser, with respect to the Funds. No investment advisory fee increase is proposed.

2	.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [_____], 2018 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [______], 2018.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Management Agreement) and Proxy Voting Ballot are available at https://www.neimanfunds.com.

By Order of the Board of Trustees

Harvey Neiman, President
[______], 2018

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 1-877-385-2720.

Neiman Large Cap Value Fund Neiman Balanced Allocation Fund Neiman Opportunities Fund

each a series of Neiman Funds 305 Spindrift Drive Williamsville, New York 14221 (716) 568-8566

____________ PROXY STATEMENT ____________

SPECIAL MEETING OF SHAREHOLDERS To Be Held [_____], 2018 at 1:00 p.m.

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees" or the "Board of Trustees") of Neiman Funds (the "Trust") on behalf of Neiman Large Cap Value Fund, Neiman Balanced Allocation Fund, and Neiman Opportunities Fund (each a "Fund" and together the "Funds") for use at a special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust's transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, on [_____], 2018 at 1:00 p.m., Eastern time. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [______], 2018.

Proposals

1.	To approve a new management agreement between Neiman Funds, on behalf of the Neiman Large Cap Value Fund, Neiman Balanced Allocation Fund, and Neiman Opportunities Fund, and Neiman Funds Management LLC, each Fund's current investment adviser, with respect to the Funds. No investment advisory fee increase is proposed.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [_____], 2018 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

     Each Fund's most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling toll-free 1-877-385-2720 or by visiting www.neimanfunds.com.

PROPOSAL I

TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN NEIMAN FUNDS, ON BEHALF OF THE NEIMAN LARGE CAP VALUE FUND, NEIMAN BALANCED ALLOCATION FUND, AND NEIMAN OPPORTUNITIES FUND, AND NEIMAN FUNDS MANAGEMENT LLC, EACH FUND'S CURRENT INVESTMENT ADVISER, WITH RESPECT TO THE FUNDS.

     The primary purpose of this proposal is to enable the Funds' current investment adviser (Neiman Funds Management LLC ("NFM" or "Adviser") to continue to serve as the investment adviser to the Funds after a proposed change in control transaction that, for the reasons described below, will cause the current management agreements with NFM (the "Current Management Agreements") to terminate. To permit NFM to continue to advise the Funds after that termination, the Trustees are requesting that shareholders of each Fund approve a new management agreement between NFM and the Trust with respect to the Funds (the "New Management Agreement"). NFM has served as each Fund's investment adviser since each Fund commenced operations. Approval of the New Management Agreement will not result in any increase in the advisory fee rate paid by each Fund or its shareholders. The terms of the New Management Agreement are substantially similar in all material respects to the terms of the Current Management Agreements, except for the dates of execution, effectiveness, and expiration. The effective date of the New Management Agreement will be the date of the closing of the change in control transaction, as described and defined below.

Background and Information on Change in Control of the Adviser

     The primary purpose of this proposal is to enable NFM to continue to serve as the investment adviser to the Funds. Presently, 40% of the voting interests of NFM are held by Harvey Neiman, 20% by Daniel Neiman, 20% by Glenn Wiggle, and 20% by Michael Lomas. Harvey Neiman intends to sell his entire interest to Daniel Neiman (the "Transaction"). Upon the closing of the Transaction, Daniel Neiman will have a 60% ownership interest in NFM.

     Under the Investment Company Act of 1940, as amended, (the "1940 Act"), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a "change in control" of the adviser. The 1940 Act further states that a change in control of an adviser causes the adviser's management agreement to be "assigned," which results in the automatic termination of the agreement. When the Transaction closes, a "change in control" of the Adviser for purposes of the 1940 Act will be deemed to have occurred, which will cause the "assignment" and resulting termination of the current management agreement.

     At a meeting on August 14, 2018 (the "Board Meeting"), the Board, including a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act ("Independent Trustees"), approved the New Management Agreement between the Trust and NFM with respect to the Funds, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Management Agreement be approved by a "vote of a majority of the outstanding securities" of a fund, as that phrase is defined in the 1940 Act. Therefore, shareholders are being asked to approve the New Management Agreement with NFM. The Transaction is expected to close in the fourth quarter of 2018.

The Management Agreements

     The Board, including a majority of the Independent Trustees, approved the Current Management Agreement for the Neiman Large Cap Value Fund at an in person meeting on September 24, 2009 and most-recently renewed this Current Management Agreement at an in person meeting on May 22, 2018. This Current Management Agreement was approved by shareholders at a special meeting of shareholders held November 30, 2009. Under the terms of this Current Management Agreement and the New Management Agreement, NFM is entitled to receive an annual fee from the Neiman Large Cap Value Fund equal to 1.00% of the Fund's average daily net assets. For the fiscal year ended March 31, 2018, the Adviser earned $253,553 in management fees, of which $35,122 was waived pursuant to an expense limitation agreement between NFM and the Fund.

     The Board, including a majority of the Independent Trustees, approved the Current Management Agreement for the Neiman Balanced Allocation Fund an in person meeting on May 26, 2010, and most-recently renewed this Current Management Agreement at an in person meeting on May 22, 2018. This Current Management Agreement was approved by the sole shareholder of the Fund on July 16, 2010. Under the terms of this Current Management Agreement and the New Management Agreement, NFM is entitled to receive an annual fee from the Neiman Balanced Allocation Fund equal to 1.00% of the Fund's average daily net assets. For the fiscal year ended March 31, 2018, the Adviser earned $92,469 in management fees, all of which was waived pursuant to an expense limitation agreement between NFM and the Fund. NFM also reimbursed the Fund $13,353 pursuant to the expense limitation agreement.

     The Board, including a majority of the Independent Trustees, approved the Current Management Agreement for the Neiman Opportunities Fund an in person meeting on March 15, 2016, and most-recently renewed this Current Management Agreement at an in person meeting on March 13, 2018. This Current Management Agreement was approved by the sole shareholder of the Fund on April 1, 2016. Under the terms of this Current Management Agreement and the New Management Agreement, NFM is entitled to receive an annual fee from the Neiman Opportunities Fund equal to 1.00% of the Fund's average daily net assets. For the fiscal year ended March 31, 2018, the Adviser earned $47,329 in management fees, all of which was waived pursuant to an expense limitation agreement between NFM and the Fund. NFM also reimbursed the Fund $36,493 pursuant to the expense limitation agreement.

     For such compensation described above, NFM, at its expense, continuously furnishes an investment program for the Funds, makes investment decisions on behalf of the Funds, and places all orders for the purchase and sale of portfolio securities, subject to each Fund's investment objectives, policies, and restrictions and such policies as the Trustees may determine.

The New Management Agreement:

1. provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the respective Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval;

2. automatically terminates on assignment; and

3. may be terminated upon 60 days' notice by the Adviser, by the Board or by a vote of a majority of outstanding securities of the respective Fund.

     The New Management Agreement and the Current Management Agreements each provides that NFM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The New Management Agreement is attached as Exhibit A, the terms of which are substantially similar in all material respects to the terms of the Current Management Agreements, except for the dates of execution, effectiveness, and expiration. You should read the New Management Agreement. The description in this Proxy Statement of the New Management Agreement is only a summary.

     In addition, the Adviser and each Fund have entered into a new expense limitation agreement under which the Adviser has agreed, for at least one year following the closing of the Transaction, to waive its management fees and to pay or absorb the ordinary annual operating expenses of the Funds (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund's ordinary annual operating expenses exceed the amounts in the table below.

Fund	Class A	No-Load Class	Class C
Neiman Large Cap Value	1.45%	1.45%	n/a
Neiman Balanced Allocation	1.45%	n/a	2.20%
Neiman Opportunities	1.45%	n/a	n/a

     The new expense limitation agreements are substantially similar in all material respects to the terms of the current expense limitation agreements, except for the dates of execution, effectiveness, and expiration. The new expense limitation agreements will have a longer expiration date than the ones currently in place, which expire on July 31, 2019.

Information Concerning NFM

     NFM is a limited liability company organized under the laws of the State of Wyoming and located at 305 Spindrift Drive, Williamsville, New York 14221. The names, titles, addresses and principal occupations of the principal executive officers of NFM are set forth below:

Name and Address*	Title	Principal Occupation
Harvey Neiman	President	Managing Member and President of NFM
Daniel Neiman	Partner	Member and Partner of NFM
Glenn Wiggle	Partner and Chief	Chief Compliance Officer of NFM
Compliance Officer
Michael Lomas	Partner and Chief	Chief Marketing Officer of NFM
Marketing Officer

* The address of each director and principal executive officer is 305 Spindrift Drive, Williamsville, New York 14221.

     Presently, NFM is deemed to be controlled by Harvey Neiman through his ownership of over 25% of the voting securities of NFM.

Evaluation by the Board of Trustees

     At an in-person meeting held on August 14, 2018, the Board, including a majority of the Independent Trustees, considered the approval of the New Management Agreement. The Trustees re-considered their recent deliberations made on March 13, 2018 when they renewed the Current Management Agreement for Neiman Opportunities Fund and deliberations made on May 22, 2018 when they renewed the Current Management Agreements for Neiman Large Cap Value Fund and Neiman Balanced Allocation Fund; as well as deliberated upon updated and supplemental information. In considering the approval of the New Management Agreement, the Trustees received materials specifically relating to the New Management Agreement.

     The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Funds and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and affiliates, if any; (4) the extent to which economies of scale will be realized as the Funds grow; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the New Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the New Management Agreement (the "Agreement"). The following summary of deliberations includes references to Mr. D. Neiman, Mr. H. Neiman, Mr. Lomas, and Mr. Wiggle. Each of their titles with the Adviser are described above under the heading "Information Concerning NFM." Mr. H. Neiman is also a Trustee and the President of the Trust. Mr. D. Neiman is also the Treasurer, Secretary, and Chief Compliance officer of the Trust. Mr. Lomas is also a Trustee of the Trust.

Neiman Large Cap Value Fund

     Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The representatives of the Adviser summarized the information provided to the Board. The Trustees discussed the Adviser's financial condition and the portfolio manager's background and investment management experience. The representatives of the Adviser reviewed and discussed with the Board the Adviser's Form ADV and the Rule 17j-1 Code of Ethics certifications. Mr. D. Neiman also discussed the compliance services provided to the Fund by the Adviser. The Trustees discussed the quality of the Adviser's compliance efforts. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent, and nature of the services being provided by the Adviser were satisfactory and adequate.

     Performance. As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the "Peer Group"). The performance data was through the quarter ended June 30, 2018. The Report also included comparative performance information for the Fund's benchmark index, the S&P 500 Index. The report indicated that the Large Cap Value No Load class' ten-year annualized returns were lower than the Peer Group average, but higher for the three-year annualized, five-year annualized and the twelve month period returns. The report further indicated that the Large Cap Value No Load class' twelve month period, three-year annualized, five-year annualized and ten-year annualized returns were lower than the benchmark. It was noted that for the twelve month period, three-year annualized and five-year annualized returns for the Fund's Class A were equal to those of the Fund's No Load Class. Management stated that due to the Large Cap Value's covered call strategy, it is expected that the Fund may underperform in a strong market, but help limit losses in a down market. The Trustees concluded that the Fund's long-term performance was consistent with their expectations relative to the Peer Group and as well as consistent with their expectation compared to the S&P 500 Index after taking into account the absence of expenses for the S&P 500 Index and the loss limiting strategy of the Fund.

     Fees and Expenses. Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from the Peer Group for the Fund. Included in the comparisons were funds with similar asset ranges. The Trustees noted that the Fund's annual report net expense ratio of 1.45% was higher than the average annual report net expense ratio for the Peer Group, but within the Peer Group range. The Trustees also noted that Large Cap Value's No Load prospectus net expense ratio (which includes acquired fund fees and expenses) of 1.46% was higher than the average prospectus net expense ratio (which includes acquired fund fees and expenses) for the Peer Group, but within the Peer Group range. The Trustees also noted that the management fee of 1.00% was above the Peer Group average, but within the Peer Group range. The Trustees also recognized that the Adviser is capping the Fund's expense ratio, and therefore, the net management fee may be substantially less than the gross management fee depending on the net assets of the Fund. Having considered the comparative data as described above, the Trustees concluded that the Fund's management fee and expense ratios were reasonable. Additionally, the Trustees then reviewed the fees received by Mr. Wiggle and Mr. Lomas, for the period of July 1, 2017 through June 30, 2018, in their capacity as Registered Reps with Peak Brokerage Services, LLC (Peak) and/or Registered Reps in their Peak branch office(s). It was noted that they have received approximately $2,506, collectively, in sales charges and trailer fees related to Large Cap Value. The Trustees concluded that these fees were reasonable and accepted the report.

     Profitability. As to the cost of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, it was noted that the Adviser is waiving expenses or subsidizing the Fund due to the current asset level. Materials submitted by the Adviser showed that the Adviser has waived fees or reimbursed the Fund's expenses to limit the Fund's operating expense (with certain exclusions) to 1.45% of its average daily net assets for shares of the No-Load Class and 1.45% of its average daily net assets for Class A Shares. The Adviser provided to the Trustees a profit & loss statement and a balance sheet, both dated as of June 30, 2018. In addition, materials submitted by the Adviser showed that for the twelve month period ended June 30, 2018 the Adviser realized an implied profit after indirect expenses related to Large Cap. The Trustees noted the gross profit does not include any imputed portfolio manager or support personnel expense, which would significantly reduce profits and concluded the Adviser's profits, even after disregarding any imputed marketing expenses, are not excessive. The Trustees then discussed the Adviser's financial condition. Mr. D. Neiman stated that the owners of the Adviser have consistently funded the Adviser with sufficient capital to pay all outstanding amounts "due from adviser" to keep the Fund current in the payment of the expenses of the Fund.

     Economies of Scale. As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees agreed they would revisit the issue of economies of scale with the Adviser when Fund assets grow to the point that a further assessment of any realized economies of scale can be made. Again, the Trustees noted that the Adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to limit annual operating expenses of the Fund and noted that as the Fund grows the expense ratios should decrease.

     Conclusion. Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust and interested Trustees were excused during this discussion. Upon reconvening the meeting, the Trustees reported that after further consideration (including a majority of the Independent Trustees), they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that that the management fee was reasonable and that the Adviser was not overly profitable. The Trustees agreed that the fee waiver for the Fund capped the expenses and that additional economies of scale would not be a material consideration until the Fund is substantially larger but noted that the Adviser was committed to reducing fees as economies of scale are realized. It was the consensus of the Trustees, including the Independent Trustees, that approval of the Agreement would be in the best interest of the Fund.

Neiman Balanced Allocation Fund

     Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The representatives of the Adviser summarized the information provided to the Board. The Trustees discussed the Adviser's financial condition and the portfolio manager's background and investment management experience. The representatives of the Adviser reviewed and discussed with the Board the Adviser's Form ADV and the Rule 17j-1 Code of Ethics certifications. Mr. D. Neiman also discussed the compliance services provided to the Fund by the Adviser. The Trustees discussed the quality of the Adviser's compliance efforts. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent, and nature of the services being provided by the Adviser were satisfactory and adequate.

     Performance. As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the "Peer Group"). The performance data was through the quarter ended June 30, 2018. The Report also included comparative performance information for the Fund's benchmark index, the S&P 500 Index. The report indicated that Class A of Balanced Allocation slightly underperformed its Peer Group average for the three-year annualized and five-year annualized periods, but slightly outperformed for the twelve month period. The report further indicated that Class C of Balanced Allocation underperformed its Peer Group average for the twelve month, three-year annualized and five-year annualized periods. At the same time, it was noted that both classes underperformed the Fund's benchmark index for the twelve month, three-year annualized, five-year annualized and since-inception returns. The Adviser noted that the underperformance of the Fund compared to the comparative index was due to the balanced nature of the Fund and the fact that if the market does well the Fund will not fully participate on the upside and therefore will lag the benchmark. The Trustees concluded that the Fund's long-term performance was consistent with their expectations relative to the S&P 500 Index and the Peer Group.

     Fees and Expenses. Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from the Peer Group for the Fund. Included in the comparisons were funds with similar asset ranges. The Trustees noted that Balanced Allocation's Class A and Class C annual report net expense ratios of 1.45% and 2.20%, respectively, were both higher than the average annual report net expense ratio of the Peer Group, but within the Peer Group range. Balanced Allocation's prospectus net expense ratio (which includes acquired fund fees and expenses) of 2.23% for Class A and 2.98% for Class C, respectively, were both higher than the average prospectus net expense ratio (which includes acquired fund fees and expenses) for the Peer Group, but within the Peer Group range. The Trustees also noted that the management fee of 1.00% was above the Peer Group average but within the Peer Group range. The

Trustees also recognized that the Adviser is capping the Fund's expense ratio, and therefore the net management fee may be substantially less than the gross management fee depending on the net assets of the Fund. Having considered the comparative data as described above, the Trustees concluded that the Fund's management fee and expense ratios were reasonable. Additionally, the Trustees then reviewed the fees received by Mr. Wiggle and Mr. Lomas, for the period of July 1, 2017 through June 30, 2018, in their capacity as Registered Reps with Peak Brokerage Services, LLC (Peak) and/or Registered Reps in their Peak branch office(s). It was noted that they have received approximately $9,951, collectively, in sales charges and trailer fees related to Balanced Allocation. The Trustees concluded that these fees were reasonable and accepted the report.

     Profitability. As to the cost of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, it was noted that the Adviser is waiving expenses or subsidizing the Fund due to the current asset level. Materials submitted by the Adviser showed that the Adviser has waived fees or reimbursed the Fund's expenses to limit the Fund's operating expenses (with certain exclusions) to 1.45% for Class A shares and 2.20% for Class C shares. The Adviser provided to the Trustees a profit & loss statement and a balance sheet, both dated as of June 30, 2018. In addition, materials submitted by the Adviser showed that for the twelve month period ended June 30, 2018, the Adviser realized no profit, but a loss, before and after indirect expenses related to the Fund. The Trustees noted the gross profit calculation does not include any imputed portfolio manager or support personnel expense, which would significantly increase losses and concluded the Adviser's profits are not excessive. The Trustees then discussed the Adviser's financial condition. Mr. D. Neiman stated that the owners of the Adviser have consistently funded the Adviser with sufficient capital to pay all outstanding amounts "due from adviser" to keep the Fund current in the payment of the expenses of the Fund.

     Economies of Scale. As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees agreed they would revisit the issue of economies of scale with the Adviser when Fund assets grow to the point that a further assessment of any realized economies of scale can be made. Again, the Trustees noted that the Adviser has contractually agreed to waive the management fee and reimburse expenses to the extent necessary to limit annual operating expenses of the Fund and noted that as the Fund grows the expense ratios should come down.

     Conclusion. Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust and interested Trustees were excused during this discussion. Upon reconvening the meeting, the Trustees reported that after further consideration (including a majority of the Independent Trustees), they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the

Board's expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that that the management fee was reasonable and that the Adviser was not overly profitable. The Trustees agreed that the fee waivers for the Fund capped the expenses and that additional economies of scale would not be a material consideration until the Fund is substantially larger, but noted that the Adviser was committed to reducing fees as economies of scale are realized. It was the consensus of the Trustees, including the Independent Trustees, that the approval of the Agreement would be in the best interest of the Fund.

Neiman Opportunities Fund

     Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The representatives of the Adviser summarized the information provided to the Board. The Trustees discussed the Adviser's financial condition and the portfolio manager's background and investment management experience. The representatives of the Adviser reviewed and discussed with the Board the Adviser's Form ADV and the Rule 17j-1 Code of Ethics certifications. Mr. D. Neiman also discussed the compliance services provided to the Fund by the Adviser. The Trustees discussed the quality of the Adviser's compliance efforts. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent, and nature of the services being provided by the Adviser were satisfactory and adequate.

     Performance. As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the "Peer Group") and the Fund's category (the "Category"). The performance data was through the quarter ended June 30, 2018. The Report also included comparative performance information for the Fund's benchmark index, the S&P 500 Index. The report indicated that the Fund's one-year returns underperformed the S&P 500 Index but outperformed the Peer Group and Category averages for the period ended June 30, 2018. The Trustees also reviewed other performance data points and concluded that the Fund's performance was consistent with their expectations.

     Fees and Expenses. Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from the Category and Peer Group for the Fund. The Trustees noted that the management fee of 1.00% was above the Peer Group average but within the Peer Group range. The Trustees noted that Opportunities' annual report net expense ratio of 1.45% was lower than the average annual report net expense ratio of 1.66% for the Peer Group. The Fund's prospectus net expense ratio (which includes acquired fund fees and expenses) of 1.53% was lower than the average prospectus net expense ratio of 1.69% for the Peer Group. Additionally, it was noted that the Adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to limit total annual operating expenses of the Fund (with certain exclusions) to 1.45% of the average daily net assets. Having considered the comparative data as described above, the Trustees concluded that the Fund's management fee and expense ratios were reasonable. The Trustees then reviewed the fees received by Mr. Wiggle and Mr. Lomas, in their capacity as Registered Reps with Peak Brokerage Services, LLC and/or Registered Reps in their Peak branch office. It was noted that they have received approximately $1,844, collectively, in sales charges and trailer fees for the Fund. The Trustees concluded that these fees were reasonable and accepted the report.

     Profitability. As to the cost of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, it was noted that the Adviser is waiving expenses or subsidizing the Fund due to the current asset level. Materials submitted by the Adviser showed that the Adviser has waived fees or reimbursed the Fund's expenses to limit the Fund's operating expenses (with certain exclusions) to 1.45% of its average daily net assets. The Adviser provided to the Trustees financial information of the Adviser dated as of June 30, 2018. In addition, materials submitted by the Adviser showed that for the twelve month period ended June 30, 2018, the Adviser realized no profit, but a loss, before and after indirect expenses related to the Fund. The Trustees then discussed the Adviser's financial condition. Mr. D. Neiman stated that the owners of the Adviser have consistently funded the Adviser with sufficient capital to pay all outstanding amounts "due from adviser" to keep the Fund current in the payment of the expenses of the Fund.

     Economies of Scale. As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Again, the Trustees noted that the Adviser has contractually agreed to waive the management fee and reimburse expenses to the extent necessary to limit annual operating expenses of the Fund and noted that as the Fund grows the expense ratios will come down.

     Conclusion. Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion. Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that that the management fee was reasonable and that the Adviser was not overly profitable. The Trustees agreed that the fee waivers for the Fund capped the expenses and that additional economics of scale would not be a material consideration until the Fund is substantially larger, but noted that the Adviser was committed to reducing fees as economies of scale are realized. It was the consensus of the Trustees, including the

Independent Trustees, that the approval of the Management Agreement would be in the best interest of the Fund.

The Board, including the Independent Trustees, recommends that the respective shareholders of each Fund vote "FOR" approval of the New Management Agreement.

OTHER INFORMATION

OPERATION OF THE FUNDS

     The Funds are continuously offered, non-diversified, series of an open-end management investment company organized as an Ohio business trust. The Trust's principal executive offices are located at 305 Spindrift Drive, Williamsville, New York 14221. The Board supervises the business activities of the Funds. Like other investment companies, the Funds retain various organizations to perform specialized services. The Trust currently retains NFM as the investment adviser for the Funds. Arbor Court Capital, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as each Fund's principal underwriter and acts as the distributor of the Funds. Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as the transfer agent and fund accountant for the Funds. Premier Fund Solutions, Inc., located at 1939 Friendship Drive, Suite C El Cajon, CA 92020, serves as administrator for the Funds.

THE PROXY

     The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for approval of the proposed New Management Agreement and (ii) at the discretion of the holder(s) of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of by a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President or Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

     As of the Record Date, there issued and outstanding shares of beneficial interest of the Funds as follows.

No-Load
Fund	Class A	Class	Class C	Total
Neiman Large Cap Value			n/a
Neiman Balanced Allocation		n/a
Neiman Opportunities		n/a	n/a

     All shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 with respect to that Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters' rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

     An affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Management Agreement with respect to that Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. For Proposal 1, the presence at the Meeting of holders of a majority of the outstanding shares of a Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.

     When a proxy is returned as an abstention or "broker non-vote" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1. In addition, under the rules of the New York Stock Exchange ("NYSE"), if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder's rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal 1 (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

     Treating broker non-votes as votes against Proposal 1 may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     As of the Record Date, the Trust is not aware of any beneficial shareholders of 5% or more of the outstanding shares of a Fund. However, as of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of a class of the respective Fund:

Neiman Large Cap Value Fund

Percentage
Name and Address	Shares	Class	of Class
[ _________________ ]	[ ____ ]	[ ___ ]	[ ____ ]

Neiman Balanced Allocation Fund

Percentage
Name and Address	Shares	Class	of Class
[ _________________ ]	[ ____ ]	[ ___ ]	[ ____ ]

Neiman Opportunities Fund

Percentage
Name and Address	Shares	Class	of Class
[ _________________ ]	[ ____ ]	[ ___ ]	[ ____ ]

     The following table provides information about Fund shares held by the Trustees and officers of the Funds as of [______], 2018:

Neiman Large Cap Value Fund

Percentage of
Name and Address*	Shares and Class	Class	Percentage of the Fund
[ ________________ ]	[ ________ ]	[ _______ ]	[ _____ ]

*The address of each Trustee and officer is c/o Neiman Funds, 305 Spindrift Drive, Williamsville, New York 14221.

Neiman Balanced Allocation Fund

Percentage of
Name and Address*	Shares and Class	Class	Percentage of the Fund
[ ________________ ]	[ ________ ]	[ _______ ]	[ _____ ]

*The address of each Trustee and officer is c/o Neiman Funds, 305 Spindrift Drive, Williamsville, New York 14221.

Neiman Opportunities Fund

Percentage of
Name and Address*	Shares and Class	Class	Percentage of the Fund
[ ________________ ]	[ ________ ]	[ _______ ]	[ _____ ]

*The address of each Trustee and officer is c/o Neiman Funds, 305 Spindrift Drive, Williamsville, New York 14221.

     Shareholders owning more than 25% of the shares of a Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund may determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned the following outstanding shares of the Funds as of the Record Date.

Fund	Shares and Class	Percentage of the Fund
Neiman Large Cap Value Fund	[ _______________ ]	[ _____ ]
Neiman Balanced Allocation Fund	[ _______________ ]	[ _____ ]
Neiman Opportunities Fund	[ _______________ ]	[ _____ ]

SHAREHOLDER PROPOSALS AND COMMUNICATION WITH THE BOARD

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Neiman Funds, Attention: Secretary, 305 Spindrift Drive, Williamsville, New York 14221. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

     The Board of Trustees is making this solicitation of proxies. The Trust has not engaged a proxy solicitation firm to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting, estimated to be $10,000 will be borne by NFM. Any proxy solicitation firm costs, if incurred are estimated to be less than $5,000, will also be borne by NFM. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of a Fund of whom they have knowledge, and NFM will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and NFM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

     The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matter properly comes before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

     If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-877-385-2720, or write the Trust at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [_____], 2018

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at https://www.neimanfunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

Harvey Neiman, President

Dated: [_____], 2018

If you have any questions before you vote, please call our proxy information line at 1-[___]-[___]-[____]. Representatives are available Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD.

Exhibit A

MANAGEMENT AGREEMENT

A-1

MANAGEMENT AGREEMENT

To:	Neiman Funds Management LLC
305 Spindrift Drive
Williamsville, NY 14221

Dear Sirs:

Neiman Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company. The Trust currently offers multiple series of shares to investors, that is, shares of the Neiman Large Cap Value Fund, Neiman Balanced Allocation Fund, and Neiman Opportunities Fund (each a “Fund” and together the “Funds”).

You have been selected to act as the investment adviser of the Funds and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1. ADVISORY SERVICES

You will regularly provide the Funds with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Funds consistent with the respective Fund’s investment objectives and policies. You will determine the securities to be purchased for the Funds, the portfolio securities to be held or sold by the Funds and the portion of each Fund’s assets to be held uninvested, subject always to each Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees may from time to time establish.

2. ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Funds who are directors, officers, employees or stockholders of your company and will make available, without expense to the Funds, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees or stockholders of your company will be paid by the Funds.

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Each Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the respective Fund and of any other persons rendering any services to the respective Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the respective Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the respective Fund in connection with the registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the respective Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the respective Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the respective Fund’s shares (including expenses which the respective Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended); and all other operating expenses not specifically assumed by you. Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the respective Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from the respective Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3. COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the respective Fund will pay you a fee at the annual rate of 1.00% of the average value of its daily net assets.

The average value of the daily net assets of each Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of that Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of a Fund has been suspended

2

for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of that Fund as last determined (whether during or prior to such month).

4. EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of each Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the respective Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund’s portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the respective Fund and to accounts over which you exercise investment discretion. Each Fund and you understand and acknowledge that, although the information may be useful to a Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the respective Fund.

Consistent with the Rules of Fair Practice of the Financial Industry Regulatory Authority, Inc. (formerly known as the National Association of Securities Dealers, Inc.), and subject to seeking best qualitative execution as described above, you may not give consideration to sales of shares of a Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of a Fund, you will act solely

3

as investment counsel for such client and not in any way on behalf of the respective Fund. Your services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5. RETENTION OF SUB-ADVISER

Subject to approval of the Board of Trustees pursuant to Section 15 of the Investment Company Act of 1940, as amended, you may retain one or more sub-advisers, at the your own cost and expense, for the purpose of managing the investments of the assets of a Fund. Retention of one or more sub-advisers shall in no way reduce your responsibilities or obligations under this Agreement and you shall, subject to Section 6 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser as if such acts were your own.

6 LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940, as amended, or the rules thereunder, neither you nor your directors, officers, employees, shareholders, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

7. DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by: (i) the Board of Trustees; or (ii) a vote of a majority of the outstanding voting securities of the respective Fund, provided that in

4

either event continuance is also approved by a majority of the Trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

This Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the respective Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

8. USE OF NAME

The Trust and you acknowledge that all rights to the names “Neiman Large Cap Value Fund,” “Neiman Balanced Allocation Fund,” and “Neiman Opportunities Fund” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in the respective Fund’s name or in any class name. In the event you cease to be the investment adviser to a Fund, the Trust’s right to the use of the name of the respective Fund shall automatically cease on the ninetieth day following the termination of this Agreement with respect to the Fund. The right to the name or names may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name or names of the Funds in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use these names.

9. AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no material amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended, or by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

10. LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Neiman Funds” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of

5

the respective Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Funds and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the respective Fund or Funds) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

11. SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

12. QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of New York.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Investment Company Act of 1940, as amended and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended shall be resolved by reference to such term or provision of the Investment Company Act of 1940, as amended and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

13. NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for

6

the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 305 Spindrift Drive, Williamsville, NY 14221, and your address for this purpose shall be 305 Spindrift Drive, Williamsville, NY 14221.

14. COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

16. CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Neiman Funds

Dated: ______2018	By:
Print Name: Daniel Neiman
Title: Secretary and Treasurer

7

ACCEPTANCE

The foregoing Agreement is hereby accepted.

Neiman Funds Management LLC

Dated: ______2018	By:
Print Name: Daniel Neiman
Title: Managing Member

8

Exhibit B FORM OF PROXY CARD

NEIMAN FUNDS

SPECIAL MEETING OF SHAREHOLDERS

_______, 2018

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned constitutes and appoints Gregory Getts and Umberto Anastasi, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the Neiman Funds held of record by the undersigned on [_______], 2018 , as designated below, at the Meeting of Shareholders of the Neiman Funds at the offices of Mutual Fund Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on [______], 2018 at 1:00 p.m., Eastern time, and at any adjournments or postponements thereof.

This proxy will be voted as specified. By voting by telephone or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. Even if you plan to attend the Meeting, to help ensure that your vote is represented, please vote (1) by telephone; or (2) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone, you do not need to mail in your proxy card. To vote by telephone please call 1-___-___-____ between 8:30 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy. Your
signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature _______________________________ Joint Shareholder Signature __________________________	Date _____________ Date _____________

     Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Special Meeting and Proxy Statement are available at www.neimanfunds.com

Please fill in box(es) as shown using black or blue ink.ý

The Board of Trustees recommends that you vote FOR the Agreement and Plan of Reorganization.

1.	Proposal to approve a new management agreement between Neiman Funds, on behalf of the Neiman Large Cap Value Fund, Neiman Balanced Allocation Fund, and Neiman Opportunities Fund, and Neiman Funds Management LLC, each Fund's current investment adviser, with respect to the Funds.

		FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

2	.	In their discretion upon such other business as may properly come before the meeting.
Please check box at right if you will be attending the meeting.					[ ]

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Mail to:
Neiman Funds, 8000 Town Centre Dr., Ste 400, Broadview Heights, OH 44147